                                                                                                                                                                                                                                                                                                                                           Exhibit 10.1

HOME FEDERAL BANCORP
_____ INDIANAPOLIS MARKET GROWTH PLAN

1. PLAN PURPOSE.

The Home Federal Bancorp _____ Indianapolis Market Growth Plan (the “Plan”) is intended to benefit Home Federal Bancorp (the “Company”) by rewarding executives who, as determined by the Company, materially contribute to the achievement of the strategic objectives of the Company and its Subsidiaries (as defined below) in the Indianapolis market. This Plan, by providing executives an opportunity to earn annual incentive compensation based upon the achievement of strategic goals, is designed to align executive interests with owners’ interests, recognize team achievement and facilitate attracting, motivating and retaining key executives of the highest caliber.

2. DEFINITIONS.

Except as otherwise specified, the following terms have the meanings indicated below for the purposes of this Plan:

(a) “Award” means the incentive award granted to a Participant under this Plan.

(b) “Beneficiary” means the person or persons designated by the Participant to receive amounts under this Plan in the event of a Participant’s death. To be effective, a Beneficiary designation must be filed with the Company during the Participant’s life on a form prescribed by the Company. If no person has been designated as the Participant’s Beneficiary, or if no person designated as
        Beneficiary survives the Participant, the Participant’s estate shall be the Participant’s “Beneficiary.”

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended or any subsequently enacted federal revenue law.

(e) “Committee” means the Compensation Committee of the Board.

(f) “Company” means Home Federal Bancorp, and any successor by merger, consolidation or otherwise.

(g) “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as amended from time to time.

(h) “Incentive Payment” means any payment determined and adjusted pursuant to Section 5.

(i) “Participant” means an eligible Company or Subsidiary executive selected for participation in the Plan in accordance with the procedures set forth in Section 3.

(j) “Payment Date” means by _______________.

(k) “Performance Goal(s)” means one or more performance goal(s) established by the Company with respect to a given Award.

(l) “Performance Period” means _______________ through _______________.

(m) “Plan” means this Home Federal Bancorp _____ Indianapolis Market Growth Plan as set forth herein.

(n) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, as of the date of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. ELIGIBILITY.

(a) Eligibility and Participation. Plan eligibility is limited to key executives of the Company or a Subsidiary having the opportunity to significantly affect the Company’s achievement of its strategic objectives. Participants in this Plan who are granted Awards under this Plan shall be selected by the Committee in its complete and sole discretion.

(b) Termination of Participation. Subject to the terms of any employment agreement with a Participant, if at any time prior to the Payment Date, the Participant ceases to be employed by the
      Company or one of its Subsidiaries, the Award shall be forfeited in its entirety.

4. GRANTING OF AWARD.

(a) Granting of Awards. The Company may grant Awards in accordance with this Plan.

(b) Establishment of Performance Goal(s). At the time of grant of each Award, the Company shall establish for each Award Performance Goal(s) at which the incentive payment for each Award shall be earned for the Performance Period.

(c) Modifications of Performance Goals. If any event occurs during the Performance Period that requires changes to preserve the incentive features of this Plan, the Company may make adjustments in the Performance Goal(s) to the extent the changes are consistent with changes resulting from the event.

5. FINAL AWARDS.

(a) Calculation of Final Award. A Participant shall not earn an Incentive Payment and no payment shall be made until the Company certifies that the Performance Goal(s) have been obtained for the relevant Award for the Performance Period and that the other material terms have been satisfied for the Performance Period. The Company shall determine in its sole discretion whether an
     Incentive Payment has been earned and, if so, the amount of the Incentive Payment, and the determination by the Company shall be final and binding on each Participant.

(b) Payment. The Incentive Payment (if any) relating to the Performance Period shall be paid in a lump sum in cash on the Payment Date; provided, however, the Company may provide partial payments prior to the Payment Date.

(c) Taxes. The Company will deduct from all payments under this Plan any and all taxes determined by the Company as required by law to be withheld from such payments.

6. ADMINISTRATION.

The Committee is authorized and empowered to administer this Plan; interpret, and make binding determinations under, this Plan; prescribe, amend and rescind the rules relating to this Plan; and determine rights and obligations of the Participants under this Plan and the payment obligations of the Company and its Subsidiaries. The Committee may delegate some or all of these responsibilities, and all other matters as it solely determines. All decisions of the Committee shall be final and binding upon the Company and the Participants and any other person with an interest in this Plan or any Award or Incentive Payment.

7. ADDITIONAL PROVISIONS.

(a) No Contract or Guarantee of Continued Employment. Nothing contained in this Plan nor any action taken under this Plan shall be construed as a contract of employment or as giving any
      Participant any right to be retained in employment with the Company or any Subsidiary.

(b) No Guarantee of Plan Payments. Eligibility to participate in this Plan does not guarantee the payment of any Incentive Payment.

(c) Assignment and Transfers. With the exception of transfer by will or by the laws of descent and distribution, rights under this Plan and Awards and Incentive Payments may not be transferred or assigned. No such rights may be subject to any encumbrance, pledge, or charge of any kind.

(d) Waiver of Breach. The Company’s waiver of any Plan provision shall not operate or be construed as a waiver of any subsequent breach by the Participant or an agreement to grant a waiver with respect to a subsequent breach.

(e) Indemnification. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member’s behalf in his or her capacity as a member of the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the
      Company or any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with this Plan unless arising out of such person’s own fraud or bad faith.

(f) Notices. Any notice or filing required or permitted to be given hereunder shall be sufficient if it is in writing and hand delivered, or sent by registered or certified mail, to the Company at the principal office of the Company to the attention of the Chairman of the Board of Directors or to the Participant at his or her most recent address appearing in the records of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. The address of any party may be changed at any time by written notice to the other party given in accordance with this provision.

(g) Disclaimer. The Company makes no representation or warranty as to the value or future value of any Awards granted pursuant to this Plan, or as to any intention or design of this Plan.

8. GOVERNING LAW.

This Plan shall be construed, administered and governed in all respects under and by the applicable internal laws of the State of Indiana, without giving effect to the principles of conflict of law thereof.

9. RELATIONSHIP.

Notwithstanding any other provision of this Plan, this Plan and action taken pursuant to it shall not be deemed or construed to establish a trust or fiduciary relationship of any kind between or among the Company, any Subsidiary, Participants, or any other persons. This Plan is intended to be unfunded for purposes of the Code and ERISA. The right of Participants to Incentive Payments is strictly a right of payment, and this Plan does not grant nor shall it be deemed to grant Participants or any other person any interest in or right to any of the funds, property, or assets of the Company or any Subsidiary, other than as an unsecured general creditor of the Company or any Subsidiary.

10. PLAN AMENDMENT AND TERMINATION.

Except as otherwise provided in this Section, the Committee may, in its sole discretion, amend, suspend or terminate this Plan and any agreement or document or document relating to an Award at any time; provided, however, that no amendment, suspension or termination of this Plan may be made after completion of the Performance Period that would adversely affect the Incentive Payment and if this Plan is terminated during a Performance Period, then the Incentive Payment shall be calculated as if the Performance Period ended on the date of termination.

11. SUCCESSORS.

This Plan shall be binding upon the successors and assigns of the Company.

12. REGULATIONS.

The obligations of the Company to pay Incentive Payments shall be subject to compliance with all applicable laws, governmental rules and regulations, and administrative action.